DUNHAM FUNDS

Supplement dated June 30, 2010 to the Prospectus dated March 1, 2010

The following supersedes any contrary information contained in the current Prospectus and Summary Prospectus.

Effective July 12, 2010, U.S. Bank, N. A. will serve as Custodian to the following Dunham Funds: Dunham Corporate/Government Bond Fund, Dunham High Yield Bond Fund, Dunham Monthly Distribution Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund and Dunham Small Cap Growth Fund.

Dunham Large Cap Growth Fund

Effective July 1, 2010, Mar Vista Investment Partners, LLC ("Mar Vista" or "Sub-Adviser") replaces Rigel Capital, LLC as sub-adviser to the Dunham Large Cap Growth Fund.

The portion of the table entitled Fees and Expenses of the Funds on page 1 of the Summary Prospectus and page 48 of the Prospectus describing the Class A, C and N shareholder expenses of the Dunham Large Cap Growth Fund is amended to read as follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.52%	0.52%	0.52%
Acquired Fund Fees and Expenses (2)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.87%	2.62%	1.62%

(1)

Management Fees have been restated to reflect a new sub-advisory agreement that is effective July 1, 2010.  Actual sub-advisory fees may be higher or lower depending on Fund performance.  The new sub-advisory fee is a fulcrum fee with a base or fulcrum of 0.45% and can range from 0.10% to 0.80% depending on the effect of performance fees.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

The table under the section entitled Example on page 2 of the Summary Prospectus and page 49 of the Prospectus describing the costs of investing in shares of the Dunham Large Cap Growth Fund is amended to read as follows:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$754	$1,129	$1,528	$2,639
Class C	$265	$814	$1,390	$2,954
Class N	$165	$511	$811	$1,922

The following replaces the information under the heading “Sub-Adviser” and “Sub-Adviser Portfolio Managers” on page 4 of the Summary Prospectus and page 101 of the Prospectus:

Sub-Adviser: Mar Vista Investment Partners, LLC

Sub-Adviser Portfolio Managers: Silas A. Myers, Brian L. Massey, Joshua J. Honeycutt and Jeffrey B. Prestine

The following replaces the information on page 101 of the Prospectus under the heading “SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS- Dunham Large Cap Growth Fund”:

Mar Vista Investment Partners, LLC (“Mar Vista”), located at 11150 Santa Monica Boulevard, Los Angeles, California 90025, a Delaware Limited Liability Company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.  Founded in 2007 Mar Vista had approximately $669 million in assets under management as of December 31, 2009.

Stock selection for the Dunham Large Cap Growth Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Large Cap Growth Fund are Brian L. Massey and Silas A. Myers.

Silas A. Myers, CFA

CEO and Portfolio Manager

Mr. Myers is a co-founder and controlling shareholder of Mar Vista Investment Partners. He serves as a Portfolio Manager for the firm’s Strategic Growth and Focus strategies and has 20 years of investment experience. Before starting Mar Vista in 2007, Mr. Myers spent seven years as a Portfolio Manager and Analyst at Roxbury Capital Management. He was also an Equity Analyst and Product Specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. He began his career as a Vice President and Portfolio Manager at Utendahl Capital Management. Mr. Myers has a B.A. in psychology and an M.B.A., both from Harvard University and is also a Robert A. Toigo Foundation alumnus.

Brian L. Massey, CFA

President and Portfolio Manager

Mr. Massey is a co-founder of Mar Vista Investment Partners and serves as a Portfolio Manager for the firm’s Strategic Growth and Focus strategies. Mr. Massey has 19 years of investment experience. Prior to starting Mar Vista in 2007, Mr. Massey spent 10 years as both a Portfolio Manager, Analyst, and Director of Research at Roxbury Capital Management. Before coming to Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick’s Corporate Finance and Strategic Consulting group. Mr. Massey has a B.S. in economics from Johns Hopkins University and an M.B.A. from The Anderson School of Management at the University of California, Los Angeles.

Joshua J. Honeycutt, CFA

Partner and Portfolio Manager

Mr. Honeycutt is a partner and serves as a member of the investment team. Mr. Honeycutt is also Co-Portfolio Manager of the Mar Vista Mid-Cap Growth strategy. Before joining Mar Vista Investment Partners in January 2009, he spent seven years as an analyst at Roxbury Capital Management with a special emphasis in covering consumer discretionary and retail stocks. Mr. Honeycutt was also an analyst with Harvey & Company, covering mergers and acquisitions and an associate in forensic accounting at Tucker Alan. Mr. Honeycutt has a B.S. with distinction in management/finance from Purdue University.

Jeffrey B. Prestine

Partner and Portfolio Manager

Mr. Prestine is a partner and serves as a member of the investment team. Mr. Prestine is also Co-Portfolio Manager of the Mar Vista Mid-Cap Growth strategy. Before joining Mar Vista Investment Partners in January 2009, he was an analyst covering technology and energy stocks at Roxbury Capital Management. Mr. Prestine joined Roxbury from Seneca Capital Management, where he was a technology and energy analyst for more than five years. He began his career in finance at Prudential Securities as an associate analyst covering enterprise software companies. Prior to entering the investment industry in 1999, Mr. Prestine was a senior consultant with Arthur Anderson Business Consulting. Mr. Prestine earned his undergraduate degree at the University of Colorado at Boulder and has an M.B.A. from the University of Southern California.

The portion of the table following the section entitled “MANAGEMENT- INVESTMENT ADVISER” on page 91 of the Prospectus describing the management fees is amended to read as follows:

Fund:	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Large Cap Growth Fund	0.75% - 1.45%	0.65%	0.10% - .80%

This Supplement supersedes and replaces any contradictory prior supplements to the Fund's Prospectus dated March 1, 2010.  You should read this Supplement in conjunction with the Prospectus dated March 1, 2010, and Statement of Additional Information dated March 1, 2010 as revised July 1, 2010, which provide information that you should know about the Dunham Large Cap Growth Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at 1-800-442-4358.

Supplement dated June 30, 2010